AMENDMENT NO. 2

                                       to

            THIRD AMENDED AND RESTATED REVOLVING LOAN, GUARANTY AND
                               SECURITY AGREEMENT

                                      among

                           SUPREMA SPECIALTIES, INC.,


                         SUPREMA SPECIALTIES WEST, INC,


                      SUPREMA SPECIALTIES NORTHEAST, INC.,


                       SUPREMA SPECIALTIES NORTHWEST INC.,


                          THE BANKS SIGNATORY THERETO,


                  FLEET NATIONAL BANK, as Administrative Agent,

                      SOVEREIGN BANK, as Syndication Agent

                                       and

                    MELLON BANK, N.A., as Documentation Agent


                                   Arranged by

                             FLEET SECURITIES, INC.

                          Dated as of December 28, 2000

                                AMENDMENT NO. 2

                                       to

               THIRD AMENDED AND RESTATED REVOLVING LOAN, GUARANTY
                             AND SECURITY AGREEMENT


     This AMENDMENT NO. 2, dated as of December 28, 2000 (this "Amendment"), is by and among FLEET NATIONAL BANK (successor by merger to Fleet Bank, National Association and as successor to NatWest Bank N.A. and National Westminster Bank NJ, "Fleet"), SOVEREIGN BANK ("Sovereign"), MELLON BANK, N.A. ("Mellon"), EUROPEAN AMERICAN BANK ("EAB"), PNC BANK, NATIONAL ASSOCIATION ("PNC") and NATIONAL CITY BANK ("National City" and, together with Fleet, Sovereign, Mellon, EAB and PNC, the "Banks"), FLEET NATIONAL BANK, successor by merger to Fleet Bank, National Association, as administrative and collateral agent for the Banks (in such capacity, the "Agent"), SOVEREIGN BANK, as syndication agent for the Banks (in such capacity the "Syndication Agent"), MELLON BANK, N.A., as documentation agent for the Banks (in such capacity the "Documentation Agent"), SUPREMA SPECIALTIES, INC., a New York corporation (the "Borrower"), SUPREMA
SPECIALTIES WEST, INC. ("Suprema West"), a California corporation, SUPREMA SPECIALTIES NORTHEAST, INC. ("Suprema Northeast"), a New York corporation and SUPREMA SPECIALTIES NORTHWEST INC. ("Suprema Northwest"), Delaware corporation (Suprema West, Suprema Northeast and Suprema Northwest are collectively referred to herein as the "Guarantor").

RECITALS:

     A. The Borrower, the Banks, the Agent and the Guarantor (other than Suprema Northwest) have entered into a Third Amended and Restated Revolving Loan, Guaranty and Security Agreement, dated as of September 23, 1999, as amended by an Amendment Number 1 and Assignment Agreement dated as of March 10, 2000 (as so amended, the "Loan Agreement").

     B. The Borrower, the Guarantor, the Banks and the Agent wish to amend the Loan Agreement to permit an increase to the Commitment, to add Suprema Northwest as a Guarantor and to otherwise amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantor, the Banks, the Agent, the Syndication Agent and the Documentation Agent agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Loan Agreement.

     Section 2. Amendments of Loan Agreement.


     (a) The introductory paragraph of the Loan Agreement is amended to read in its entirety as follows:

          THIS THIRD AMENDED AND RESTATED REVOLVING LOAN, GUARANTY AND SECURITY AGREEMENT dated as of September 23, 1999, as amended by Amendment No. 1 and Assignment Agreement dated as of March 10, 2000 is by and among FLEET NATIONAL BANK (successor by merger to Fleet Bank, National Association, as successor to NatWest Bank N.A. and National Westminster Bank NJ, "Fleet"), having an office at 208 Harristown Road, Glen Rock, New Jersey 07452, SOVEREIGN BANK ("Sovereign"), having an office at 210 Smith Street, Perth Amboy, New Jersey 08861, MELLON BANK, N.A. ("Mellon"), having an office at 379 Thornall Street, Edison, New Jersey 08837, EUROPEAN AMERICAN BANK ("EAB"), having an office at 335 Madison Avenue, New York, New York 10017, PNC BANK, NATIONAL ASSOCIATION ("PNC"), having an office at 1 Garret Mountain Plaza, West Paterson, New Jersey 07424, NATIONAL CITY BANK ("National City") having an office at One South Broad Street, 13th Floor, Philadelphia, Pennsylvania 19107 (Fleet, Sovereign, Mellon, EAB, PNC and National City, together with any other financial institution that becomes a party hereto, are referred to herein individually as a "Bank" and collectively as the "Banks"), FLEET NATIONAL BANK, as administrative and collateral agent for the Banks hereunder (in such capacity, the "Agent"), having an office at 208 Harristown Road, Glen Rock, New Jersey 07452, SOVEREIGN BANK, as syndication agent for the Banks (in such capacity the "Syndication Agent") having an office at 210 Smith Street, Perth Amboy, New Jersey 08861, MELLON BANK, N.A., as documentation agent for the Banks (in such capacity the "Documentation Agent") having an office at 379 Thornall Street, Edison, New Jersey 08837, SUPREMA SPECIALTIES, INC. (the "Borrower"), a New York corporation with its principal place of business at 510 East 35th Street, Paterson, New Jersey 07543, SUPREMA SPECIALTIES WEST, INC. ("Suprema West"), a California corporation with its principal place of business at 14253 South Airport Way, Manteca, California 95336, SUPREMA SPECIALTIES NORTHEAST, INC. ("Suprema Northeast"), a New York corporation with its principal place of business at 30 Main Street, Ogdensburg, New York 13669 and SUPREMA SPECIALTIES NORTHWEST INC. ("Suprema Northwest"), a Delaware corporation with its principal place of business at 295 South Ash Street, Black Foot, Idaho (Suprema West, Suprema Northeast and Suprema Northwest are collectively referred to herein as the "Guarantor"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in Section 1 hereof.

     (b) A new definition for "Amendment No. 2" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

          "Amendment No. 2" means that certain Amendment No. 2 to this Agreement dated as of December 28, 2000 among the parties thereto.

     (c) The definition of "Capital Expenditures" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Capital Expenditures" means, as to any Person, Capital Expenditures (Non-Operating Leases).

     (d)  The  definition  of  "Capital  Expenditures   (Non-Operating  Leases)"
contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Capital Expenditures (Non-Operating Leases)" means, as to any Person, for any period, the sum of (a) expenditures for any fixed assets or improvements and replacements, substitutions or additions thereto which would be treated as capital expenditures in accordance with GAAP and (b) the portion of all payments with respect to each Capitalized Lease which are required to be capitalized on the balance sheet of the applicable lessee in accordance with GAAP.

     (e) The definition of "Commitment" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Commitment" means for the period from and including the Closing to, but excluding, the Commitment Expiration Date, the commitment of the Banks to make Loans to the Borrower pursuant to this Agreement in an aggregate principal amount not to exceed at any time outstanding (i) $85,000,000 with respect to the period from the Closing to, but excluding, the Effective Date of Amendment No. 2 and (ii) $111,000,000 with respect to the period from the Effective Date of Amendment No. 2 to, but excluding, the Commitment Expiration Date, as such amounts may be increased pursuant to
     Section 2.1 and reduced pursuant to Section 5.

     (f) The definition of "Guarantor" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Guarantor" means collectively Suprema Specialties West, Inc., Suprema Specialties Northeast, Inc. and Suprema Specialties Northwest Inc., jointly and severally.

     (g) A new definition for "Increase Supplement" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

          "Increase Supplement" means an increase supplement substantially in the form of Exhibit A to Amendment No. 2.

     (h) The definition of "Notes" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

          "Notes" means those certain Secured Revolving Notes dated December 28, 2000 made by the Borrower in favor of each institution that was a Bank as of the date thereof, which Notes were given in substitution for certain notes dated March 10, 2000, but in each case not in cancellation, discharge or extinguishment of the indebtedness formerly evidenced by such notes, as amended from time to time, together with all promissory notes delivered in replacement or substitution thereof and any all notes made by the Borrower in favor of an institution that becomes a Bank after the Effective Date of Amendment No. 2.

     (i) A new definition for "Permitted Snake River Transaction" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

          "Permitted Snake River Transaction" means the purchase by the Borrower or Suprema Northwest (the actual purchaser of such facility is referred to herein as the "Snake River Purchaser") from Snake River Cheese, LLC of the furniture, fixtures, equipment and real property comprising a certain privately-owned, approximately 37,280 square foot turn-key cheese production facility located in Blackfoot, Idaho, for an aggregate consideration of not in excess of [$6,000,000], from which some or all of the property so purchased shall be sold by the Snake River Purchaser to a leasing company (or other financing entity) and then leased back to the Snake River Purchaser by such leasing company (or other financing entity) pursuant to a sale-leaseback arrangement; provided, that, with respect to such described transaction (the "Transaction"); each of the following conditions shall have been satisfied (i) neither the Borrower nor Suprema Northwest (if Suprema Northwest is such Snake River Purchaser) has incurred any additional Indebtedness to finance such acquisition (other than the sale-leaseback arrangement described above), whether in the form of seller notes, third party Indebtedness or otherwise; (ii) at the time of the Transaction no Default or Event of Default exists and no Default or Event of Default would occur after giving effect to such Transaction; (iii) the Borrower shall have delivered to the Agent, within five days of the execution thereof, but in no event less than 10 days prior to the consummation of such Transaction, copies of the purchase agreement and any other material documents executed in connection with the Transaction and each such document shall be in form and substance reasonably satisfactory to the Agent; (iv) the assets being acquired are being acquired free and clear of any and all Liens (other than Liens reasonably satisfactory to the Agent); (v) the Agent shall have received such other information or documents as it shall have reasonably requested in connection with such Transaction; (vi) the Transaction shall have been consummated in accordance with the definitive Transaction documents, without any waiver or amendment of any material term or condition therein not consented to by the Agent (acting with the consent of the Required Banks, if needed) and in compliance with all applicable laws and all necessary approvals, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect; (vii) all applicable environmental issues shall have been addressed in a manner reasonably satisfactory to the Agent and
     (viii) all governmental and third-party consents and approvals necessary in connection with each aspect of the Transaction shall have been obtained (without the imposition of any unreasonable conditions) and shall remain in effect, except where the failure to obtain same could not reasonably be expected to have a Material Adverse Effect; all applicable waiting periods shall have expired or been terminated or waived without any material adverse action being taken by any authority having jurisdiction; and no law or regulation shall be applicable that restrains, prevents or imposes material adverse conditions upon any aspect of the Transaction as reasonably determined by the Borrower.

     (j) Section 2.1 of the Loan Agreement is amended to read in its entirety as follows:

          2.1 Commitment; Maximum Credit; Increases to Commitments.

          (a) Subject to the terms and conditions of this Agreement, each Bank severally (but not jointly) agrees to make loans to the Borrower (hereinafter collectively referred to as "Loans" and individually as a "Loan"), from time to time before the Termination Date, in such amounts as Borrower may from time to time request, not to exceed at any time outstanding the amount set opposite the Bank's name below; provided, that, pursuant to the terms of Section 2.1(b) the table set forth below is subject to revision upon written notice from the Agent consented to in writing by the Borrower (and upon the Agent's distribution of any such notice that includes a revised table, absent manifest error the table below shall be deemed amended and automatically revised as set forth in such notice); provided, however, that in no event shall the aggregate outstanding principal amount of Loans at any time outstanding exceed the lesser of (A) the Commitment, or (B) the Borrowing Base, each as in effect at the time of such Loan (the "Maximum Credit"):

          Name of Bank                                Amount

          Fleet National Bank                         $ 30,000,000.00

          Sovereign Bank                              $ 25,000,000.00

          Mellon Bank, N.A.                           $ 22,500,000.00

          National City Bank                          $ 15,000,000.00

          PNC Bank, National Association              $ 10,000,000.00

          European American Bank                      $  8,500,000.00

                                             TOTAL    $111,000,000.00

          Each Loan shall be made by each Bank in the proportion which that Bank's Commitment bears to the total amount of all the Banks' Commitments; provided, however, that the failure of any Bank to make any requested Loan to be made by it on the date specified for such Loan shall not relieve each other Bank of its obligation (if any) to make such Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make any Loan to be made by such other Bank. Subject to the terms hereof, the Borrower may borrow, prepay and reborrow, and may continue and convert any Loan in accordance with Section 2.5, until the Termination Date. The Banks have no obligation to make any Loan on or after the Termination Date.

          (b) Provided that no Default or Event of Default exists or would exist immediately before and after giving effect thereto, the Borrower may at any time and from time to time, at its sole cost and expense, request any one or more of the Banks to increase its Commitment (such decision to increase the Commitment of a Bank to be within the sole and absolute discretion of such Bank), or request any other institution reasonably satisfactory to the Agent to provide a new Commitment, by submitting an Increase Supplement, duly executed by the Borrower and each such increasing Bank or other institution agreeing to increase its Commitment or provide a new Commitment, as the case may be. If such Increase Supplement is in all respects reasonably satisfactory to the Agent, the Agent shall execute such Increase Supplement and deliver a copy thereof to the Borrower and each such increasing Bank or other institution, as the case may be. Upon execution and delivery of such Increase Supplement, (i) in the case of each such increasing Bank, such increasing Bank's Commitment shall be increased to the amount set forth in such Increase Supplement, (ii) in the case of each such other institution, such other institution shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Bank" with a Commitment in the amount set forth in such Increase Supplement,
     (iii) in each case, the Commitment of such increasing Bank or such other institution, as the case may be, shall be as set forth in the applicable Increase Supplement, and (iv) the Borrower shall contemporaneously therewith execute and deliver to the Agent (x) for each Bank providing an increased Commitment, a new Note in the amount of such increased Commitment in exchange for the return and cancellation of each such Bank's existing Note and (y) for each such other institution providing a new Commitment, a
     Note in the amount of its Commitment; provided, however, that:

               (i) immediately after giving effect thereto, the aggregate Commitment of all the Banks shall not be in excess of $125,000,000.00;

               (ii) unless otherwise agreed to by the Agent, each such increase shall be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (iii) from the date hereof through the Commitment Expiration Date, the Commitment shall not be increased on more than two occasions;

               (iv) if Loans shall be outstanding immediately after giving effect to such increase, each Bank shall be deemed to have automatically assigned or assumed from each other Bank such rights, and shall have been deemed to have automatically assigned to or assumed from or delegated to such other Bank such obligations, in each case without recourse, representation or warranty, as shall cause the outstanding principal balance of its Loans to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans (as used herein, a Bank's "Percentage" shall be determined by dividing the Commitment of such Bank as set forth in Section 2.1(a) of the Loan Agreement, by the total Commitment of all the Banks as set forth in such Section 2.1(a); provided, that, in each case (x) the table utilized with respect to such Section 2.1(a) shall be the revised table distributed by the Agent pursuant to this Section 2.1(b) , (y) the Commitment shall be the increased Commitment of all the Banks as provided by the Agent pursuant to this Section 2.1(b) and (z) the term "Banks" shall include all then existing Banks and any and all such "other institutions" that shall become Banks (as more fully described above)). Each such Bank shall make such payments to, and as directed by, the Agent and the Agent shall make such payments to the Banks in order to cause the outstanding principal balance of the Loans by each Bank to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans after giving effect to the Commitment increase. The Borrower hereby agrees that (x) any amount that a Bank so pays to another Bank pursuant to this Section 2.1(b) shall be entitled to all rights of a Bank under this Agreement and such payments to Banks shall constitute Loans held by each such payor Bank under this Agreement, (y) that each such payor Bank may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such payor Bank had initially advanced the Borrower the amount of such payments and (z) each Bank receiving payment of its Loans pursuant to this Section may treat the assignment of Eurodollar Loans as a prepayment of such Eurodollar Loans for purposes of Section 5.4 hereof.

               (v) each such other institution shall have delivered to the Agent and the Borrower all forms, if any, that are required to be delivered by such other institution pursuant to this Agreement;

               (vi) within two Business Days after the Agent executes and delivers each Increase Supplement in accordance with the terms hereof, the Agent shall revise the table set forth in Section 2.1(a) to reflect the adjustments to the Commitments contemplated by clause (iv) above and shall promptly send a copy thereof to the Banks and upon the Agent's distribution of same, the Commitment of each Bank shall be automatically adjusted to be the Commitment set forth therein; and

               (vii) the Borrower shall have paid to Fleet Securities,  Inc., as
          arranger  of  the  increase  of  the  facility,   an  arrangement  fee
          satisfactory to Fleet Securities, Inc. and the Borrower.

          In connection with any increase to the Commitment pursuant to this Section, the Borrower, the Guarantor, the Agent and each of the Banks hereby consents to the addition of each "other institution" as a new Bank as a Bank under this Agreement with a Commitment as set forth in
          Section 2.1(a) of this Agreement, as amended and updated by the Agent.

          (k) Section 10.17 of the Loan Agreement is amended by adding the following phrase immediately to the end thereof immediately before the period:

               and (iii) the sale of property pursuant to the Permitted Snake River Transaction

          (l) Section 10.19(vi) of the Loan Agreement is amended to read in its entirety as follows:

               (vi) the Permitted Snake River Transaction and transactions permitted by Sections 10.16 and 10.21 hereof.

          (m) Section 10.20(v) of the Loan Agreement is amended by replacing the phrase "; provided, however, that in no event" with the phrase "; provided, however, that, excluding obligations in connection with Equipment Operating Leases, in no event".

          (n) The initial paragraph of Section 10.27 of the Loan Agreement (appearing prior to the table set forth in such Section 10.27) is amended to read in its entirety as follows:

                    10.27 Limitation on Capital Expenditures.Expend in the aggregate, for the Borrower and all Subsidiaries, in excess of the amount set forth opposite the Fiscal Year ending the date set forth below for Capital Expenditures including payments made on account of Capitalized Leases (but excluding, for the avoidance of doubt, payments made or to be made on account of Equipment Operating Lease Obligations), to be tested on a quarterly basis. For purposes of the foregoing, Capital Expenditures shall include equipment acquired under direct purchases, bank financing and payments made on account of any deferred purchase price or on account of any indebtedness incurred to finance any such purchase price:

          (o) A new Section 10.31 shall be added to the Loan Agreement immediately after Section 10.30 and shall read in its entirety as follows:

                  10.31 Margin Stock. Not use any portion of the proceeds of any Loan, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

          (p) Section 15.1(i) of the Loan Agreement is amended to read in its entirety as follows:

          (i)  change  the  Commitments  of the Banks,  except as  permitted  by
          Section 2.1 (which changes in Commitments shall only require the consent of a Bank that is increasing its Commitment and shall automatically apply to all other Banks; provided, that, changes to the dollar amounts in the second clause (i) in Section 2.1(b) shall require the approval of all Banks);

          (q) Section 15.2 of the Loan Agreement is amended to read in its entirety as follows:

               15.2 WAIVER OF TRIAL BY JURY. THE BORROWER, GUARANTOR, AGENT AND THE BANKS (BY ACCEPTANCE OF THE NOTES) MUTUALLY HEREBY

          KNOWINGLY, VOLUNTARILY AND INTENIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENT AND/OR THE BANKS RELATING TO THE ADMINISTRATION OF THE LOANS AND/OR ANY OTHER CREDIT FACILITIES HEREUNDER OR THE ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWER AND GUARANTOR EACH HEREBY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER AND GUARANTOR EACH CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT AND/OR THE BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT AND/OR THE BANKS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSITUTES A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS TO ACCEPT THIS AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS AND TO EXTEND CREDIT TO THE BORROWER.

          (r) Section 15.3 of the Loan Agreement is amended to read in its entirety as follows:

               15.3 Notices. Except as otherwise expressly provided herein, all notices hereunder shall be in writing and shall be delivered by telecopier, hand, overnight delivery or by mail. Notices given by mail shall be deemed to have been given three (3) days after the date sent if sent by registered or certified mail, postage prepaid, and:

               (i)      if to the Borrower and/or the Guarantor, to:

                                  Suprema Specialties, Inc.
                                  510 East 35th Street
                                  Paterson, New Jersey  07543
                                  Attn:  President

               (ii)     if to the Agent or Fleet, to:

                                  Fleet National Bank
                                  208 Harristown Road
                                  Glen Rock, New Jersey  07452
                                  Attn:  Edward J. Waterfield,
                                         Senior Vice President

               (iii)    if to Sovereign, to:

                                  Sovereign Bank
                                  210 Smith Street
                                  Perth Amboy 08861
                                  Attn:  Owen McKenna, Vice President

               (iv)     if to Mellon, to:

                                  Mellon Bank, N.A.
                                  379 Thornall Street
                                  Edison, New Jersey  08837
                                  Attn:  Russ J. Lopinto, Vice President

               (v)      if to EAB, to:

                                  European American Bank
                                  335 Madison Avenue
                                  New York, New York 10017
                                  Attn:  George Stirling, Vice President

               (vi)     if to PNC, to:

                                  PNC Bank, National Association
                                  1 Garret Mountain Plaza
                                  West Paterson, New Jersey 07424
                                  Attn:  Judy Land, Vice President

               (vii)    if to National City, to:

                                  National City Bank
                                  One South Broad Street
                                  13th Floor
                                  Philadelphia, Pennsylvania 19107
                                  Attn:  Lyle Cunningham, Vice President


          or in the case of any party, such other address as such party may, by written notice, received by the Agent, have designated as its address for notices and in the case of any institution that became a Bank after the Effective Date of Amendment No. 2, such address as shall be designated on its assignment agreement or otherwise in writing to the Agent. Notices given by (i) telecopier shall be deemed to have been given when sent, (ii) hand shall be deemed to have been given the same day they have been sent and (iii) overnight delivery shall be deemed to have been given the day after they have sent, in each case if properly addressed to the party to whom sent, at its address, as aforesaid. The Agent shall be entitled to reasonably rely upon any telephonic notices purportedly given pursuant to the terms of this Agreement and the Borrower and the Guarantor shall hold the Agent harmless from any loss, cost or expense ensuing from any such reliance.

          (s) Section 15.7 of the Loan Agreement is amended by adding the phrase "(excluding the laws applicable to conflicts or choice of law)" immediately after the phrase "construed by the laws of the State of New Jersey".

          (t) Section 15.17 of the Loan Agreement is amended to read in its entirety as follows:

               15.17 References in Other Loan Documents. The Borrower and Guarantor acknowledge and agree that any reference in any Loan Document to "the Agreement", or words of like import shall mean this Agreement, as amended from time to time, and any reference in any

          Loan Document to the Notes, the Loans, or words of like import shall mean the Notes and the Loans as defined herein.

          (u) New Sections 15.19, 15.20 and 15.21 shall be added to the Loan Agreement immediately after Section 15.18 and shall read in their entirety as follows:

               15.19 Payments. All payments under this Agreement and the Notes shall be applied first to the payment of all fees, expenses and other amounts due to the Banks (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after the occurrence of an Event of Default, payments will be applied to the obligations of the Borrower to the Banks as the Required Banks determine in their sole discretion.

               15.20 Integration. This Agreement and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced thereby. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement and such other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Agreement or such other Loan Documents.

               15.21 Name of Fleet. Any reference in this Agreement or any other Loan Document to Fleet Bank, National Association or Fleet Bank, N.A. shall be deemed to mean Fleet National Bank, successor by merger to Fleet Bank, National Association.

     Section 3. Reallocation of Commitments; Notes.

          (a) The total amount of each Bank's Commitment pursuant to the Loan Agreement shall be the amount set forth in Section 2.1 of the Loan Agreement, as amended by this Amendment.

          (b) All Loans of each Bank to the Borrower shall be evidenced by a Note of the Borrower substantially in the form of Exhibit A to the Loan Agreement (the "Note"), which Note shall amend and restate the existing Note payable to such Bank.

          (c) Upon the Effective Date, the Commitment of each Bank shall be automatically adjusted as set forth in this Amendment.

     Section 4. Conforming Amendments. The Loan Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment, and each Bank is authorized to annex a copy of this Amendment to its respective copy of the Loan Agreement. Except as so amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

     Section 5. Acknowledgments, Confirmations and Consent.

          (a) The Borrower and the Guarantor each acknowledge and confirm that the Liens granted pursuant to the Loan Agreement secure the indebtedness, liabilities and obligations of the Borrower to the Banks and the Agent under the Notes as amended and restated pursuant to this Amendment, under the Loan Agreement as further amended by this Amendment and under the other Loan Documents, whether or not so stated in such Loan Agreement and/or other Loan Document, and that the term "Obligations" as used in the Loan Agreement (or any other terms used in the Loan Agreement to describe or refer to the indebtedness, liabilities and obligations of the Borrower to the Banks and the Agent) includes all other indebtedness, liabilities and obligations of the Borrower under the Loan Agreement as amended by this Amendment and under the amended and restated Notes executed in connection with this Amendment.

          (b) The Guarantor consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that the Guarantor continues to guarantee the full payment and performance of the indebtedness, liabilities and obligations of the Borrower under the Loan Agreement as further amended by this Amendment and under the amended and restated Notes executed in connection with this Amendment as provided in the Loan Agreement, and remain in full force and effect in accordance with their respective terms.

     Section 6. Representations and Warranties. The Borrower and the Guarantor, as the case may be, each represents and warrants to the Banks, the Agent, the Syndication Agent and the Documentation Agent as follows:

          (a) After giving effect to this Amendment (i) each of the representations and warranties set forth in Section 9 of the Loan Agreement is true and correct in all respects as if made on the date of this Amendment, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower or the Guarantor, and (ii) no Default or Event of Default exists under the Loan Agreement.

          (b) Each of the Borrower and the Guarantor has the power to execute, deliver and perform, and has taken all necessary corporate action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person (except for such consents as have been obtained) and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or the Guarantor, or the validity or enforceability of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment.

          (c) The execution, delivery and performance by the Borrower and the Guarantor of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not (i) violate any provision of law, (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or any Guarantor, (iii) create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Guarantor is a party or by which any of them is bound or any of their respective properties or assets is affected, or (iv) result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any Guarantor, except for the Liens created and granted pursuant to the Loan Documents.

          (d) This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Borrower or the Guarantor is a party has been duly executed and delivered by the Borrower or the Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or the Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion; provided, however, that such laws shall not materially interfere with the practical realization of the benefits of the Security Documents or the Liens created thereby, except for: (i) possible delay, (ii) situations which may arise under Chapter II of the U.S. Bankruptcy Code, II U.S.C. ss.ss. 10 1 et seq., and (iii) equitable orders of any United States Bankruptcy Court.

          (e) Since January 1, 2000, the Borrower has not repurchased any of its issued and outstanding capital stock.

          (f) To the extent the Borrower remains in compliance with the Borrowing Base, all obligations under the Loan Agreement, as further amended pursuant to the terms of this Amendment, constitute "Senior Debt" as defined in that certain Note Agreement dated as of March 9, 1998 with respect to $10,500,000 16.5% Senior Subordinated Notes Due March 1, 2006.

     Section 7. Fees and Expenses. The Borrower shall pay the following fees and expenses in connection with this Amendment:

          (a) The Borrower shall pay to each increasing Bank a fee in the amount of .25% of the amount of the increase, if any, in Bank's Commitment set forth in this Amendment from such Bank's Commitment set forth in Amendment No. 1, such fee to be payable upon execution of this Amendment.

          (b) The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys and paralegals for the
     Agent,   incurred  by
     the Agent in connection with the preparation, negotiation and execution of this Amendment and any agreements, instruments and documents executed or furnished in connection with this Amendment.

     Section 8. Miscellaneous.

          (a) Except as specifically amended by this Amendment, the Loan Agreement and each of the other agreements, instruments and documents executed in connection with the Loan Agreement shall remain in full force and effect in accordance with their respective terms.

          (b) THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW JERSEY BY RESIDENTS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

          (c) The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

          (d) This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

          (e) This Amendment shall be binding upon and inure to the benefit of each of the Borrower and the Guarantor and their respective successors and to the benefit of the Agent, the Banks, the Syndication Agent and/or the Documentation Agent and their respective successors and assigns. The rights and obligations of each of the Borrower and the Guarantor under this Amendment shall not be assigned or delegated without the prior written consent of the Agent and the Banks, and any purported assignment or delegation without such consent shall be void.

     Section 9. Effectiveness of Amendment. This Amendment shall become effective (the "Effective Date") upon the later of (i) delivery from Borrower to each Bank of a Note in a face amount equal to such Bank's Commitment (as amended by this Amendment) which note shall amend and restate and be in replacement of and substitution for its existing promissory note (such amended and restated promissory note, when executed and delivered, shall be deemed one of the Notes for all purposes of the Agreement) and documents relating thereto, (ii) receipt by the Agent of counterparts of this Amendment duly signed by each party hereto,
(iii) receipt by the Agent of a fully executed copy of an Amendment to the Pledge Agreement in the form of Exhibit B to Amendment No. 2, (iv) receipt by the Agent of one or more certificates representing all the issued and outstanding shares of Suprema Northwest and an irrevocable power of attorney with respect to such shares in the form of Exhibit A to the Pledge Agreement, (v) the payment of the fees and expenses set forth in
Section 7 of this Amendment, (vi) receipt by the Agent of corporate resolutions and certificates of good standing with respect to Borrower and Guarantor, (vii) receipt by the Agent of such other documents that it shall reasonably request, including without limitation duly executed Uniform Commercial Code financing statements with respect to all Collateral owned by Suprema Northwest, (vii) receipt by the Agent of evidence to the consummation of the Permitted Snake River Transaction and (ix) receipt by the Agent of an opinion of counsel to the Borrower and Guarantor substantially similar to the opinion of counsel provided in connection with Amendment No. 1.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the Borrower, the Banks, the Agent, the Syndication Agent, the Documentation Agent and the Guarantor have signed and delivered this Amendment No. 2 as of the date first written above.

                                            SUPREMA SPECIALTIES, INC.,
                                                 as Borrower


                                            By /s/ Mark Cocchiola
                                               ---------------------------------
                                            Name: Mark Cocchiola
                                            Title: President

     Each of the guarantors indicated below hereby consents to this Amendment and reaffirms its continuing obligations under its guarantee as set forth in the Loan Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by each such guarantor).

                                            SUPREMA SPECIALTIES WEST, INC.,
                                              as a Guarantor


                                            By /s/ Mark Cocchiola
                                               ---------------------------------
                                            Name: Mark Cocchiola
                                            Title: President


                                            SUPREMA SPECIALTIES NORTHEAST, INC.,
                                              as a Guarantor

                                            By /s/ Mark Cocchiola
                                               ---------------------------------
                                            Name: Mark Cocchiola
                                            Title: President


                                            SUPREMA SPECIALTIES NORTHWEST INC.,
                                              as a Guarantor

                                            By /s/ Mark Cocchiola
                                               ---------------------------------
                                            Name: Mark Cocchiola
                                            Title: President

                                            FLEET NATIONAL BANK,
                                              successor by merger to Fleet Bank,
                                              National Association, as Agent and
                                              as a Bank


                                            By /s/ Edward D. Harrington
                                               ---------------------------------
                                            Name: Edward D. Harrington
                                            Title: Vice President

                                            SOVEREIGN BANK,
                                              as Syndication Agent and as a Bank


                                            By /s/ Owen P. McKenna
                                               ---------------------------------
                                            Name: Owen P. McKenna
                                            Title: Vice President

                                            MELLON BANK, N.A.,
                                              as Documentation Agent and
                                              as a Bank


                                            By /s/ Russ J. Lopinto
                                               ---------------------------------
                                            Name: Russ J. Lopinto
                                            Title: Vice President

                                            EUROPEAN AMERICAN BANK,
                                              as a Bank


                                            By /s/ George L. Stirling
                                               ---------------------------------
                                            Name: George L. Stirling
                                            Title: Vice President

                                            PNC BANK, NATIONAL ASSOCIATION,
                                              as a Bank


                                            By /s/ Richard Bishop
                                               ---------------------------------
                                            Name: Richard Bishop
                                            Title: Vice President

                                            NATIONAL CITY BANK,
                                              as a Bank


                                            By /s/ Thomas J. McDonnell
                                               ---------------------------------
                                            Name: Thomas J. McDonnell
                                            Title: Senior Vice President

                                    EXHIBIT A
                           FORM OF INCREASE SUPPLEMENT

                                    EXHIBIT B
                      FORM OF AMENDMENT TO PLEDGE AGREEMENT